UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2009

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 14, 2009, Glimcher Realty Trust (the “Registrant”) issued a press release announcing the commencement of a public offering of its common shares.  A copy of the press release with respect to the public offering is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On September 14, 2009, the Registrant issued a press release announcing certain additional actions with respect to its financing and capital raising activities.  A copy of the press release with respect to such matters is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

99.1	Press Release of the Registrant regarding the public offering of common shares, dated September 14, 2009.

99.2	Press Release of the Registrant regarding financing and capital raising activities, dated September 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust
(Registrant)

Date: September 14, 2009	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President, Chief Financial Officer and Treasurer